Statement of Additional Information Supplement

John Hancock Funds III

John Hancock Disciplined Value Fund (the fund)

Supplement dated January 30, 2023 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective January 31, 2023 (the Effective Date), Stephanie McGirr will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Ms. McGirr will be removed from the SAI. As of the Effective Date, David T. Cohen, CFA, Mark E. Donovan, CFA, David J. Pyle, CFA, and Joshua White, CFA will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the SAI and retain it for your future reference.

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